EXHIBIT 99.1

Arbutus Expands HBV Pipeline

Technology License Enables the Development of RNaseH Inhibitors for HBV

VANCOUVER, British Columbia and DOYLESTOWN, Pa., May 03, 2016 (GLOBE NEWSWIRE) -- Arbutus Biopharma Corporation (Nasdaq:ABUS), an industry-leading hepatitis B virus (HBV) therapeutic solutions company, today announced a licensing and research collaboration agreement with the Saint Louis University Liver Center to develop Ribunuclease H (RNaseH) inhibitors.

“This collaboration allows us to further expand our pipeline and add another program focusing on a novel aspect of the HBV viral lifecycle. This is consistent with our strategy of having multiple assets under one roof to achieve efficient screening and selection of promising product candidates for advancement into clinical combination studies,” said Dr. Mark J. Murray, Arbutus’ President and CEO. “RNaseH is a component of the viral polymerase and crucial to HBV replication. We believe that an RNaseH inhibitor could complement other direct antiviral HBV products by further crippling the viral replication process, which we believe is going to be a critical component in achieving a cure for chronic HBV.”

About Arbutus
Arbutus Biopharma Corporation is a biopharmaceutical company dedicated to discovering, developing and commercializing a cure for patients suffering from chronic HBV infection.  Arbutus is headquartered in Vancouver, BC, Canada with offices in Doylestown, PA, USA. For more information, visit www.arbutusbio.com.

Forward Looking Statements and Information
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this press release include statements about collaborating with the Saint Louis University Liver Center to develop Ribunuclease H (RNaseH) inhibitors; expanding our pipeline and adding another program focusing on a novel aspect of the HBV viral lifecycle; and the ability of an RNaseH inhibitor to further cripple the viral replication process.

With respect to the forward-looking statements contained in this press release, Arbutus has made numerous assumptions regarding, among other things: the effectiveness and timeliness of preclinical and clinical trials, and the usefulness of the data; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: anticipated preclinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Contact Information
Investors
Adam Cutler
Senior Vice President, Corporate Affairs
Phone: 604.419.3200
Email: acutler@arbutusbio.com

Helia Baradarani
Manager, Investor Relations
Phone: 604.419.3200
Email: hbaradarani@arbutusbio.com

Media
Please direct all media inquiries to: media@arbutusbio.com